SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 2, 2012 (November 17, 2011)

PAR PHARMACEUTICAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On November 18, 2011, Par Pharmaceutical Companies, Inc. (collectively referred to herein as the “Company,” “we,” “our,” or “us”) filed a Current Report on Form 8-K to report that on November 17, 2011, Par Pharmaceutical, Inc. (“Par”), our wholly owned subsidiary, completed its acquisition of Anchen Incorporated and its subsidiary Anchen Pharmaceuticals, Inc. (collectively referred to as “Anchen”), pursuant to the Agreement and Plan of Merger, dated as of August 23, 2011, as amended (the “Merger Agreement”).  As of the closing date, Par paid to the securityholders of Anchen (a) $413 million, which amount represents a cash purchase price of $410 million plus certain pre-closing adjustments, less (b) Anchen’s outstanding indebtedness, certain transaction expenses incurred by Anchen prior to the closing, certain benefits liabilities arising in accordance with the Merger Agreement, an amount deposited with the Securityholders’ Representative as a fund to cover his fees and expenses, and an amount deposited with PNC Bank, N.A., as escrow agent, to fund certain post-closing liabilities, all of which is subject to further post-closing adjustment.

We are filing this amendment to the November 18, 2011 Current Report on Form 8-K to include the financial information required by Item 9.01.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The audited Consolidated Financial Statements of Anchen, including the Consolidated Balance Sheets as of December 31, 2010 and December 31, 2009 and the related Consolidated Statements of Operations, Stockholder’s Equity and Comprehensive Income (Loss) and Cash Flows for the fiscal years ended December 31, 2010 and 2009 and notes thereto, are attached as exhibit 99.1 and incorporated herein by reference.  Also attached in exhibit 99.1 and incorporated herein by reference are the audited Consolidated Financial Statements of Anchen, including the Consolidated Balance Sheets as of December 31, 2009 and 2008 and the related Consolidated Statements of Operations, Stockholder’s Equity and Comprehensive Income (Loss) and Cash Flows for the fiscal years ended December 31, 2009 and 2008 and notes thereto.

The unaudited Condensed Consolidated Financial Statements of Anchen, including the Condensed Consolidated Balance Sheet as of September 30, 2011, and the related Condensed Consolidated Statements of Operations, and Cash Flows for the nine months ended September 30, 2011 and September 30, 2010 and the notes thereto, are attached as exhibit 99.2 and incorporated herein by reference.

(b)

Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information for the year ended December 31, 2010 and the nine months ended September 30, 2011 is attached as Exhibit 99.3 and is incorporated herein by reference.

(d)

Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K/A:

Exhibit No.	Description
2.1*

Agreement and Plan of Merger dated as of August 23, 2011 between Par Pharmaceutical, Inc. and Admiral Acquisition Corp., on the one hand, and Anchen Incorporated and Chih-Ming Chen, Ph.D., as securityholders’ representative, on the other hand.

2.2**

Agreement and Amendment to Agreement and Plan of Merger entered into as of November 17, 2011 between Par Pharmaceutical, Inc. and Admiral Acquisition Corp., on the one hand, and Anchen Incorporated and Chih-Ming Chen, Ph.D., as securityholders’ representative, on the other hand.

10.1*	Voting Agreement between Par Pharmaceutical, Inc. and Chih-Ming Chen, Ph.D.
10.2**

Credit Agreement, dated as of November 17, 2011, by and among Par Pharmaceutical Companies, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, U.S. Bank National Association and PNC Bank National Association as Co-Syndication Agents, DNB NOR Bank ASA and SunTrust Bank as Co-Documentation Agents, and J.P. Morgan Securities LLC, U.S. Bank National Association and PNC Bank Capital Markets LLC as Joint Lead Arrangers.

23.1	Consent of Melby and Meador Accountancy Corp.
99.1	The audited Consolidated Financial Statements of Anchen listed in Item 9.01 (a) above.
99.2	The unaudited Condensed Consolidated Financial Statements of Anchen listed in Item 9.01 (a) above.
99.3	Unaudited pro forma condensed combined financial information listed in item 9.01 (b) above.

*                 Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2011

**   Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2011

Certain statements in this Current Report on Form 8-K/A constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K/A contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments thereto. Any forward-looking statements included in this Current Report on Form 8-K/A are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  February 2, 2012

PAR PHARMACEUTICAL COMPANIES, INC.

(Registrant)

  /s/ Michael A. Tropiano

Michael A. Tropiano

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

     The following exhibit is furnished with this Current Report on Form 8-K/A:

Exhibit No.	Description
2.1*

Agreement and Plan of Merger dated as of August 23, 2011 between Par Pharmaceutical, Inc. and Admiral Acquisition Corp., on the one hand, and Anchen Incorporated and Chih-Ming Chen, Ph.D., as securityholders’ representative, on the other hand.

2.2**

Agreement and Amendment to Agreement and Plan of Merger entered into as of November 17, 2011 between Par Pharmaceutical, Inc. and Admiral Acquisition Corp., on the one hand, and Anchen Incorporated and Chih-Ming Chen, Ph.D., as securityholders’ representative, on the other hand.

10.1*	Voting Agreement between Par Pharmaceutical, Inc. and Chih-Ming Chen, Ph.D.
10.2**

Credit Agreement, dated as of November 17, 2011, by and among Par Pharmaceutical Companies, Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, U.S. Bank National Association and PNC Bank National Association as Co-Syndication Agents, DNB NOR Bank ASA and SunTrust Bank as Co-Documentation Agents, and J.P. Morgan Securities LLC, U.S. Bank National Association and PNC Bank Capital Markets LLC as Joint Lead Arrangers.

23.1	Consent of Melby and Meador Accountancy Corp.
99.1	The audited Consolidated Financial Statements of Anchen listed in Item 9.01 (a) above.
99.2	The unaudited Condensed Consolidated Financial Statements of Anchen listed in Item 9.01 (a) above.
99.3	Unaudited pro forma condensed combined financial information listed in item 9.01 (b) above.

*                 Previously filed as an exhibit to the 8-K Report filed with the Securities and Exchange Commission on August 24, 2011

**   Previously filed as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2011